                                                                   EXHIBIT 10.28

                                               MA REFERENCE NO. ________________
                                               SOA REFERENCE NO. _______________

                         AT&T DEDICATED HOSTING SERVICE
                                UPGRADE ADDENDUM

Customer: Eloquent
Date of Approved SOW: 09/21/01
Date of Addendum: 9/26/01
SoW Reference ID: 20010405WS2228
File Name on SOW: U0005674
Facility: Redwood City, CA
Service Period is for 12 months

[X] Unmanaged  [ ] Managed    [ ]Partially Managed

ALL APPROPRIATE FIELDS MUST BE FILLED OUT.

Send two (2) original signed copies to
AT&T Internet Services Contract Management
55 Corporate Drive, Room 15D85, Bridgewater, NJ 08807

Eloquent
2000 Alameda De las Plugas
Jeff Brock, 650-294-6468

AT&T provides Dedicated Hosting Service ("Service") to You under the AT&T Master Agreement #MA8324, dated June 22, 2001 and the AT&T Dedicated Hosting Service -- Service Order Attachment, dated April 28, 2001 ("Attachment"), which is part of that Agreement. This Addendum amends and supplements the Attachment to implement Your order for additional Service under the Attachment. This Addendum is effective when signed by You and accepted in writing by AT&T, and is a "Sales Order" for purposes of the Attachment. In the event of conflict between the Addendum and the Attachment, the Addendum shall take precedence for the Service ordered under this Addendum.

Capitalized terms not defined in this Addendum are defined in the Agreement, the Attachment, or the Service Guide referenced in the Attachment.

1.   NEW ORDER FOR SERVICE

The particulars of the Service ordered by You in this Addendum ("New Order") are specified on the Pricing Schedule included herein. Said Pricing Schedule applies only to the New Order and not to Service provided under the Attachment itself or under a separate addendum.

2.   MODIFICATIONS TO THE DEDICATED HOSING SERVICE -- SERVICE ORDER ATTACHMENT

A. The first 2 sentences of Section 2.C of the Attachment are replaced with the following language: "Except in the instance stated below for the Customer Manager Collocation Service, after the initial Service Period for any Service, such Service shall continue under the terms of the Agreement on a month to month basis until either party provides the other written notice that it desires to cancel such Service. Such notice will not be effective until 30 days after the other party receives such notice.

B. The second sentence of Section 2.D of the Attachment is replaced with the following "Additional orders of Service by You shall not be deemed a supplement or modification of this Agreement, which Agreement may be modified in a writing signed by both parties and shall be subject to the terms of this Agreement.

C. Paragraph 3.D. of the Attachment is replaced with the following: "You may terminate any Service during the initial Service Period by giving AT&T at least 60 days' prior written notice and payment of any applicable Termination Charges (as defined in Section 3.1)."

D.   The following sentence is appended at the end of paragraph 3.F of the
Attachment: AT&T will use reasonable efforts to provide CUSTOMER with notice of any violation of the AUP, and give CUSTOMER 5 days (after such provision of notice) to cure such violation prior to termination of any affected Attachment; provided that AT&T reserves the right to take immediate action to suspend affected Services if, in the exercise of its reasonable discretion, it determines that the violation or threatened violation of the AUP, has created a situation requiring suspension and to provide CUSTOMER notice as soon as reasonably possible thereafter.

E.   The following phrase is appended at the end of paragraph 3.F. of the
Attachment: "...and such part directly relates to the Services being provided to you."

F. The word "solely" is inserted between the word "AT&T" and the word "as" in paragraph 3.G. of the Attachment.

G. In paragraph 3.I of the Attachment the phrase "In the event of a termination during the Contract Term, You are responsible" is replaced with the phrase, "In the event of a termination during he Initial Service Period, you are responsible.

H. IN paragraph 4.E. the phrase "... timely manner in any way" is replaced with the phrase "timely manner in any reasonable way.

I. In paragraph 5.E. the phrase "24 hours a day 7 days a week" is added between the words "granted access" and the word "into."

J. In paragraph 5.F the phrase "within 48 hours after termination of the Attachment" is appended at the end of the paragraph.

K. In paragraph 6.D. the phrase "Otherwise, for any other relocations which may occur, upon sixty (60) days' prior written notice or," is stricken.

L. In paragraph 6.E. the word "commercially" is inserted between "use" and "reasonable."

M. In paragraph 8.A. the phrase "to the best of our current knowledge," is inserted in between "(ii) and "none".

N. In paragraph 8.C. the phrase "from a reputable source" is instated between "claims" and "disputes."

O.   Section 9 of the Attachment is stricken.


                                  PAGE 1 OF 3
                                AT&T PROPRIETARY

                                                    MA REFERENCE NO.
                                                                    ------------
                                                    SOA REFERENCE NO.
                                                                     -----------

                         AT&T DEDICATED HOSTING SERVICE
                                UPGRADE ADDENDUM
                                PRICING SCHEDULE

This Addendum serves to revise Your current Agreement in one of the following ways:

[X] Upgrade of Bandwidth;
[X] Upgrade of Space;
[ ] Upgrade of Server or Equipment;
[ ] Additional Server or Equipment;
[ ] Upgrade for Optional Feature(s); List Feature Name
[ ] Additional Facility;

The fees and charges in this Addendum (select one):

[ ] Are in addition to Your Current fees and charges.

[X] Replace Your Current fees and charges for bandwidth.

SECTION 1: STANDARD SERVICE FEES

Standard fees include recurring and non-recurring charges. Detailed information about quoted charges, including descriptions and itemized pricing, is specified below.

TABLE 1: SETUP AND REMOTE HANDS SERVICE
--------------------------------------------------------------------------------
Current Site Registration/Set-up Charge
(See Note 1)                                      $2,500
Level 1                                           $3,000
Level 2
On-demand Remote Hands Service (See Note 2)
     Class A                                      No charge
     Class B                                      $190/hr.
     Class C                                      $250/hr.
--------------------------------------------------------------------------------

SECTION 2: SERVICE UPGRADES

--------------------------------------------------------------------------------
Service upgrade fees are quoted for each of the following components:

* INSTALLATION AND SETUP FEES: These include installation and set-up of more than one server system, server component, Software and/or any rack or other space configurations.

* BANDWIDTH: This includes additional committed bandwidth per server or server cluster, including the option to burst to the full bandwidth available to You based on Your configuration. (See Note 3, 4)

* LEASE: This includes rental of equipment, server components and/or software provided by AT&T.

* MONITORING AND MANAGEMENT: (See Notes 5, 6) This includes bandwidth, network access and web service (port 80).

* RACK SPACE: This includes any standard and non-standard space which is configured for Your Service within the facility.
--------------------------------------------------------------------------------

SECTION 3: SERVICES AND FEES

TABLE 2. DETAILED CHARGES FOR HARDWARE. Detailed description of hardware or hardware components to be provided by AT&T with charges for installation and monthly rental (if applicable).

--------------------------------------------------------------------------------
Description: Hardware

                                   Comments/Additional
                         Amount    Information
                         ------    -------------------
Installation/Set-up      $0
& Registration

Monthly Fee              $0
--------------------------------------------------------------------------------

TABLE 3: DETAILED CHARGES FOR SOFTWARE. Detailed description of software to be provided by AT&T with charges for installation and monthly rental (if applicable).

--------------------------------------------------------------------------------
Description: Software

                                   Comments/Additional
                         Amount    Information
                         ------    -------------------
Installation/Set-up      $0

Monthly Fee              $0
--------------------------------------------------------------------------------

TABLE 4. DETAILED CHARGES FOR ADDITIONAL FEATURES AND SERVICES. Detailed description of any additional features or services with charges for installation and any monthly charges.

--------------------------------------------------------------------------------
Description: Additional Services

                         Amount    Comments/Additional Information
                         ------    -------------------------------
Installation/Set-up      $0

Monthly Fee              $0
--------------------------------------------------------------------------------

SECTION 4: SUMMARY OF CHARGES

--------------------------------------------------------------------------------
This detailed itemization will constitute the Customer ordered and agreed to equipment, software components and configurations.

AT&T Dedicated Hosting Services include four key elements plus an installation fee. These elements are combined as required to build the Customer's customized server and space configurations:

B (Bandwidth): Ethernet, Fast Ethernet or Gigabit connection
L (Lease): Lease of AT&T approved hardware and/or software (optional)
M (Maintenance) OS maintenance, server monitoring and management (Note 7) &
  Monitoring):
R (Rack): Rack space and any other space configurations
--------------------------------------------------------------------------------

TABLE 5. SERVICE UPGRADE. ADDITIONAL ELEMENTS ORDERED.

--------------------------------------------------------------------------------
                              Descriptions/Comments and Additional
Element             Amount    Information
-------             ------    ------------------------------------
                              New total amount is to replace
Bandwidth           $4,900    existing bandwidth.
                              Add 6-(Six) Mbps. CIR @ $490 per
                              Mbps. to existing 4-(Four) Mbps.
                              CIR. New total will be 10-(Ten)
                              Mbps. CIR @ $490 per Mbps,
                              burstable on Gigabit at an
                              additional $700 per Mbps.
                              (Special Pricing Discount for total
                              10 Mbps.)

Lease               $0

Monitoring &
Management          $0

Rack                $1,000    1-(One) Locking Cabinet.

Installation, Setup
fee & Registration  $1,000    Add 1-(One) Locking Cabinet.
--------------------------------------------------------------------------------

TABLE 6. SERVICE SUMMARY. Includes current service fees and upgrade service fees.

--------------------------------------------------------------------------------
TOTAL               $1,000
INSTALLATION
FEE

TOTAL               $5,900
MONTHLY
SERVICE FEE
(See Note 8,9)
--------------------------------------------------------------------------------

Prices shown are for U.S. dollars only. AT&T and AT&T and the Globe Design are registered trademarks and service marks of AT&T Corp. Any other marks may be proprietary marks of one or more third parties. (COPYRIGHT) 2000 AT&T. All Rights Reserved. Printed in the U.S.A.

Additional Charges: Additional charges may apply for services and support rendered in excess of what is provided in this Pricing Schedule. You and AT&T will mutually agree upon these charges before any such services or support is rendered.

Notes

                                  PAGE 2 OF 3
                                AT&T PROPRIETARY

                                             MA REFERENCE NO. __________________

                                            SOA REFERENCE NO. __________________

                         AT&T DEDICATED HOSTING SERVICE
                                UPGRADE ADDENDUM
                                PRICING SCHEDULE

1. This fee includes vanity domain name registration (2 years) and set-up for 1 Domain Name, installation and testing of hardware and standard software. For any other configuration, Your pricing will vary. Please refer to the Total Installation Fee section in Table 6 for further details.

2.   Please refer to the Service Guide for a description of Remote Hands
Services.

3. The AT&T Dedicated Hosting Service does not include inbound e-mail or internet access capabilities, which are the responsibility of the Customer to obtain.

4. If You wish to have back-end connectivity for Your Service, You must take any steps that may be necessary to have such connectivity installed and maintained.

5.   Monitoring can be performed on internet accessible machines only.

6. Management Services do not include: any non AT&T-supported software installations, maintenance or support content uploads, maintenance or support database table setup, tuning, local backup routines and scheduling, exporting and/or importing data, replication and maintenance of data, external datastorage and any firewall related Services. Please see the Service Guide for further details.

7. For Collocation customers, Your Service includes monitoring only if you order this option. Please see the Service Guide for further details.

8. You are responsible for content installation and management. Please refer to the Service Guide for a further description of what the Service includes and any of the other options and features of the Service which are available to You.

9. Unless otherwise indicated, the charges in this Addendum are in addition to any charges and fees for your current Service.

This Addendum is effective when signed by both You and AT&T (the "Effective Date").

--------------------------------------------------------------------------------
      SIGNATURE BELOW BY YOUR AUTHORIZED REPRESENTATIVE IS YOUR CONSENT TO
                   THE TERMS AND CONDITIONS OF THIS AGREEMENT
--------------------------------------------------------------------------------

CUSTOMER: ELOQUENT                      AT&T CORP.

By: _______________________________     By: _______________________________
        (Authorized Signature)                  (Authorized Signature)

___________________________________     ___________________________________
(Typed or Printed Name)                 (Typed or Printed Name)

___________________________________     ___________________________________
(Title)                                 (Title)

___________________________________     ___________________________________
(Date)                                  (Date)

-----------------------------------------------------------------------------------------------------------------
AT&T SALES CONTACT INFORMATION          AT&T BRANCH CONTRACT                    AT&T AUTHORIZED AGENT INFORMATION
                                        CONTACT INFORMATION                     (IF APPLICABLE)
-----------------------------------------------------------------------------------------------------------------

Name:     Dan Walsh                     FMM, Contract Specialist, IP Sales      Name: Name
Address:  795 Folsom                    Specialist or CPM, based on strata      Company Name: Agent Company
San Francisco, CA 94107                 Name:     Wendy Lau                     Address: Street Address
Telephone: 415 442 5612                 Address:  795 Folsom                    City, State ZipCode
Fax: 415 442 2368                       San Francisco, CA 94107                 Telephone: Phone
Email: danwalsh@att.com                 Telephone: 415 442 2326                 Fax: Fax
Branch Manager: Kolanko                 Fax: 415 442 2368                       Email: Email
Sales Strata: growth                    Email: wlau@att.coml                    Agent Code: Agent Auth Code
Sales Region: western
-----------------------------------------------------------------------------------------------------------------

                                  PAGE 3 OF 3
                                AT&T PROPRIETARY